Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SECURITY

ACCOUNT CONTROL AND CUSTODIAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SECURITY ACCOUNT CONTROL AND CUSTODIAN AGREEMENT (the “Agreement”) is made and entered into this 9th day of August, 2013, by and among WHITE EAGLE ASSET PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), IMPERIAL FINANCE AND TRADING, LLC, a Florida limited liability company (“Imperial”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Securities Intermediary and as Custodian (“Wilmington”), CLMG CORP., a Texas corporation (the “Agent”), as Administrative Agent, and LNV CORPORATION., a Nevada corporation (the “Lender”).

WITNESSETH:

A. The Borrower, Imperial, the Agent and the Lender are parties to that certain Loan and Security Agreement, dated as of April 29, 2013 (the “Loan Agreement”). Capitalized words and terms used herein, but not defined herein, have the meanings set forth in the Loan Agreement. The Borrower, the Agent and Wilmington, as both Securities Intermediary and Custodian, are parties to that certain Securities Account Control and Custodian Agreement, dated as of April 29, 2013 (the “Control Agreement”).

B. The Borrower and Imperial have requested that the Agent and the Lender agree to (i) amend the Loan Agreement to provide for an extended period during which certain covenants may be performed, (ii) consent to the amendment of the Servicing Agreement to correct an Annex thereto and (iii) consent to the amendment of the Control Agreement to correct an Exhibit thereto.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.	The third sentence of Section 9.1 (gg) of the Loan Agreement is modified to be and read as follows: “On or before August 31, 2013, the Borrower shall cause the Custodian to verify to the Administrative Agent in writing its receipt of all documents required to be contained in each of the Custodial Packages related to the Subject Policies for the Initial Advance by delivering the required certification pursuant to the terms of the Account Control Agreement.”

2.	The Agent and the Lender hereby consent to the Borrower and Imperial amending Section 1(e) of Annex 1 of the Servicing Agreement (to provide that the Servicer will have until August 31, 2013 to complete the initial premium optimizations described in such Section 1(e) with regard to the Pledged Policies that were in effect as of the Closing Date) by entering into a First Amendment to Servicing Agreement in the form attached hereto as Exhibit “A”.

3.	The Borrower, the Agent (with the consent of the Lender, as evidenced by its execution of this Agreement) and Wilmington, as Securities Intermediary and Custodian, hereby amend the Control Agreement by deleting Exhibit M attached thereto and replacing it with Exhibit M attached to this Agreement.

4.	AS A MATERIAL INDUCEMENT TO THE LENDER AND THE AGENT TO ENTER INTO THIS AGREEMENT, THE BORROWER AND IMPERIAL, EACH ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS (WHETHER OR NOT A PARTY HERETO) (BORROWER, IMPERIAL AND SUCH SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE THE LENDER, THE AGENT AND THEIR RESPECTIVE OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY THEREOF RELATING TO THE LOAN, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE LENDER NOTE AND/OR ANY OTHER LOAN DOCUMENT WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT.

THE BORROWER AND IMPERIAL HEREBY ACKNOWLEDGE, REPRESENT AND WARRANT TO THE LENDER AND THE AGENT THAT THEY AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND CLAIMS WHICH ARE RELEASED BY THE PROVISIONS HEREOF IN FAVOR OF LENDER, ET AL., AND WAIVE AND RELEASE ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY FEDERAL, STATE OR LOCAL LAW OR STATUTE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES OR CLAIMS.

THE BORROWER AND IMPERIAL ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND EACH OF THE PROVISIONS OF THIS RELEASE. THE BORROWER AND IMPERIAL FULLY UNDERSTAND THAT THIS RELEASE CONSTITUTES A GENERAL RELEASE, AND THAT IT HAS IMPORTANT LEGAL CONSEQUENCES. THE BORROWER AND IMPERIAL UNDERSTAND AND CONFIRM THAT THEY ARE HEREBY RELEASING ANY AND ALL RELEASED CLAIMS THAT ANY MAY INDIVIDUALLY HAVE AS OF THE DATE HEREOF. THE BORROWER AND IMPERIAL HEREBY ACKNOWLEDGE THAT THEY HAVE HAD A FULL AND FAIR OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF THIS RELEASE AND WAIVER.

5.	As an additional material inducement to the Lender and the Agent to enter into this Agreement and to amend certain of the Loan Documents as provided herein, the Borrower and Imperial hereby represent and warrant to, and agree with, the Lender that, as of the date hereof:

(a)	the Loan Documents, as amended hereby, are in full force and effect and neither Borrower nor Imperial has any defense, counterclaim or offset to the payment or performance of any of such party’s obligations in regard to the Loan or any of the Loan Documents, as amended hereby, and the Liens created and granted by the Loan Documents continue unimpaired and of first priority and secure all existing and future obligations owed to the Lender and/or the Agent in regard to the Loan;

(b)	the representations and warranties of the Borrower and Imperial set forth in the Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect;

(c)	this Agreement constitutes the legal, valid and binding obligation of the Borrower and Imperial, enforceable against the Borrower and Imperial in accordance with the terms hereof.

The representations and warranties of the Borrower and Imperial contained in this Agreement and in the Loan Documents shall survive the consummation of the transactions contemplated by this Agreement.

6.	In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, the Borrower and Imperial shall execute and deliver, and/or cause to be executed and delivered, from time to time upon request by the Agent such other documents and instruments, and take such other action, as the Agent may reasonably request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement.

7.	The Borrower and Imperial hereby affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, Liens, powers and privileges created or arising by virtue of the Loan Documents, as amended hereby, until all of the Loan and all other Obligations have been paid and performed in full. The Borrower confirms that it is fully, unconditionally liable for the payment and performance of the Loan as provided in the Loan Documents and that neither the Agent nor the Lender has released, forgiven, discharged, impaired, waived or relinquished, and the Agent and the Lender do not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, Liens, security interests, Collateral, parties, remedies or any other matter with respect to the Loan or any of the Loan Documents, but rather the Agent and the Lender are expressly retaining and reserving the same to their fullest extent.

8.	Except as expressly amended hereby, all the terms, provisions, debts, duties, Obligations, liabilities, representations, warranties, rights, titles, security interests, Liens, powers and privileges existing by virtue of the Loan Documents shall be and continue in full force and effect and are hereby acknowledged by the Borrower and Imperial to be legal, valid, binding and enforceable in accordance with their terms.

9.	This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and the laws of the United States applicable to transactions within New York, exclusive of any laws relating to conflicts of law.

10.	This Agreement shall constitute a Loan Document and shall be binding upon the parties hereto and their respective successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer.

11.	Neither this Agreement nor any provision of any of the other Loan Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

12.	This Agreement constitutes the entire agreement between the parties in regard to the amendment of the Loan and the Loan Documents effected hereby, and supercedes all prior agreements and understandings, if any, between the parties relating to the amendment of the Loan and the Loan Documents effected hereby.

13.	This Agreement may be signed in multiple counterparts and each shall be deemed to be an original, and the fascimile transmission of executed counterpart agreements shall be deemed to be an originally executed agreement; provided that executed original documents are provided to the parties promptly following such facsimile transmission.

14.	The Borrower agrees to pay and/or reimburse the Agent and the Lender for all costs and expenses incurred by the Agent and/or the Lender in regard to the amendment of the Loan Documents effected hereby.

EXECUTED as of the day and year first above written.

BORROWER:

WHITE EAGLE ASSET PORTFOLIO, LLC

By:	/s/ Antony Mitchell
Name:	Antony Mitchell
Title:	Chief Executive Officer

IMPERIAL FINANCE & TRADING, LLC, as Servicer

By:	/s/ Antony Mitchell
Name:	Antony Mitchell
Title:	Chief Executive Officer

IMPERIAL FINANCE & TRADING, LLC,

as Portfolio Manager

By:	/s/ Antony Mitchell
Name:	Antony Mitchell
Title:	Chief Executive Officer

SECURITIES INTERMEDIARY AND CUSTODIAN:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Securities Intermediary and Custodian

By:	/s/ Robert Donaldson
Name:	Robert Donaldson
Title:	Vice President

LENDER:

LNV CORPORATION

By:	/s/ W.T. Saurenmann
Name:	W.T. Saurenmann
Title:	Authorized Signatory

ADMINISTRATIVE AGENT:

CLMG CORP.

By:	/s/ W.T. Saurenmann
Name:	W.T. Saurenmann
Title:	Authorized Signatory

EXHIBIT A

FIRST AMENDMENT TO SERVICING AGREEMENT

This FIRST AMENDMENT TO SERVICING AGREEMENT (this “Amendment”), dated and effective as of August 9, 2013, is entered into by and between Imperial Finance & Trading, LLC, a Florida limited liability company (“Servicer”), and White Eagle Asset Portfolio, LLC, a Delaware limited liability company (the “Borrower”). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Servicing Agreement specified below to which this Amendment relates.

WITNESSETH:

WHEREAS, Servicer and Borrower have heretofore entered into that Servicing Agreement dated as of April 29, 2013 (the “Servicing Agreement”), providing for the performance by Servicer of specified ongoing administration and servicing of certain life insurance policies that are from time to time owned directly or indirectly by Borrower, which life insurance policies serve as collateral for the credit advances made to the Borrower pursuant to that certain Loan and Security Agreement (the “Loan Agreement”), dated as of April 29, 2013, by and among Borrower, the financial institutions party thereto from time to time as lenders (each, a “Lender” and collectively, the “Lenders”), and CLMG Corp., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”);

WHEREAS, Section 7.3 of the Servicing Agreement permits amendment by written agreement of the Servicer and Borrower with the consent of the Administrative Agent (while the Loan Agreement is in effect); and

WHEREAS, the Administrative Agent has consented to the amendment of the Servicing Agreement pursuant to that certain First Amendment To Loan And Security Agreement And Security Account Control And Custodian Agreement made and entered into August 9, 2013, by and among Borrower, Imperial Finance & Trading, LLC, Wilmington Trust, National Association, as Securities Intermediary and as Custodian (“Wilmington”), the Administrative Agent, and LNV Corporation, the sole Lender as of the date hereof;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually covenant and agree for the equal and ratable benefit of the parties hereto and of each express third party beneficiary as follows:

1. Amendments to Annex I. The first sentence of Section 1(e) of Annex I of the Servicing Agreement is hereby amended and restated to read as follows:

“By August 31, 2013, Servicer shall, using the information contained in the relevant Policy Illustration described in paragraph 4(b) below received from the related Issuing Insurance Company in respect of each Pledged Policy that is a Pledged Policy as of the date of the Initial Advance, and then again within thirty

(30) days after its later receipt of a subsequent Policy Illustration relating thereto as described in paragraph 4(b) below from the related Issuing Insurance Company (using the information contained in such subsequent Policy Illustration), utilizing commercially reasonable practices and in accordance with the Servicing Standard, calculate the Premium optimization for such Pledged Policy and the Net Death Benefit for the term ending no sooner than the date upon which such Pledged Policy matures in a manner that the current cash value and future cash value shall be as low as reasonably possible while maintaining the Pledged Policy in full force and effect and not in a state of grace.”

2. Separability Clause. In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

5. Multiple Originals. The exchange of copies of this Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

IMPERIAL FINANCE & TRADING, LLC

By:
Name:
Title:

WHITE EAGLE ASSET PORTFOLIO, LLC

By:
Name:
Title:

EXHIBIT M

FORM OF CUSTODIAL PACKAGE INDEX FOR PREMIUM FINANCE FILE

Dated:                     , 201__

TOP PORTION TO BE COMPLETED BY OR ON BEHALF OF BORROWER PRIOR TO DELIVERY TO CUSTODIAN

Insured Name –

Policy number –

Issuing Insurance Company –

Name of Current Policy Owner – Wilmington Trust, N.A., as Securities Intermediary or other owner set forth on Schedule II to the Securities Account Control and Custodian Agreement]

Seller Name – [Insured/Not Insured] If Seller was not Insured, Seller was: [Individual/Trust/Limited Partnership/Corporation.] [if Trust, was Trustee an individual – Yes/No]

Was Policy issued as a result of a conversion of a prior existing Policy? – [Yes/No.]

Is Original Policy included, or has original been lost and a duplicate copy included? [Original/Duplicate]

No.	Document
1.	Application and Loan Agreement
2.	Authorization for Disclosure of Protected Health Information
3.	Unless such Policy is set forth on both Schedule I and Schedule VIII to the Securities Account Control and Custodial Agreement, Death Certificate Authorization
4.	Insured’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card)
5.	If designated by Borrower above that seller was not the Insured and that seller was an individual, copy of seller’s ID (one of the following: driver’s license, passport, military ID, State ID card) , or if designated by Borrower above that seller was a trust, and the trustee was an individual, copy of trustee’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card), and if designated by Borrower above that seller was (1) a trust, a Trust Agreement, (2) a limited partnership, a limited partnership agreement, (3) a corporation, bylaws, or (4) an LLC, a limited liability company agreement or operating agreement
6.	What appears to be an original Policy or, if designated by Borrower above that original is lost, a duplicate copy of the Policy

No.	Document
7.	If Policy is set forth on Schedule IV to the Securities Account Control and Custodial Agreement, Beneficiary Pledge Agreement or Security Agreement
8.	Insured’s application for life insurance policy included with the Policy
9.	Change Forms relating to the transfer of the Policy to the Current Policy Owner designated by Borrower above
10.	Change Forms that refer to a transfer of the Policy to one of: (i) Imperial PFC Financing, LLC, (ii) Imperial PFC Financing II, LLC, (iii) Imperial Life Financing II, LLC, (iv) PSC Financial, LLC, (v) OLIPP I, LLC, (vi) CTL Holdings, LLC or (vi) US Bank National Association, as Securities Intermediary.
11.	If the Borrower has designated above that Policy was issued as a result of a conversion of a prior existing Policy, a statement in the form of a confirming document or rider from the Issuing Insurance Company purporting to reflect such conversion and purporting to confirm that the contestability and suicide periods for such Policy have expired
12.	Policy Illustration, and unless such Policy is set forth on both Schedule I and Schedule III to the Securities Account Control and Custodial Agreement, such Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the date of receipt by the Securities Intermediary
13.	Annual Policy Statement
14.	Unless such Policy is set forth on both Schedule I and Schedule IX to the Securities Account Control and Custodial Agreement, W-9 for the Seller
15.	Social Security confirmation for Insured (any one of a SS card, Medicare card, Driver’s License, Accurint, LexisNexis or similar search or copy of purported tax return or other documentation from the Social Security Administration showing the Social Security number)

FORM OF CUSTODIAL PACKAGE INDEX FOR LIFE SETTLEMENT FILE

Dated:                     , 201__

TOP PORTION TO BE COMPLETED BY OR ON BEHALF OF BORROWER PRIOR TO DELIVERY TO CUSTODIAN

Insured Name –

Policy number –

Issuing Insurance Company –

Name of Current Policy Owner – [Wilmington Trust, N.A., as Securities Intermediary or other owner set forth on Schedule II to the Securities Account Control and Custodian Agreement]

Seller Name – [Insured/Not Insured] If Seller was not Insured, Seller was: [Individual/Trust/Limited Partnership/Corporation.] [if Trust, was Trustee an individual – Yes/No]

Was Policy issued as a result of a conversion of a prior existing Policy? – [Yes/No.]

Retained Death Benefit Transaction? [Yes/No.]

Is Original Policy included, or has original been lost and a duplicate copy included? [Original/Duplicate]

No.	Document
1.	Life/Viatical Settlement Application
2.	Power of Attorney for Medical Records Release and Death Certificate Authorization
3.	Life/Viatical Settlement Purchase and Sale Agreement (including Designation Side Letter for Retained Death Benefit transactions, if designated by Borrower above that this is a Retained Death Benefit Transaction)
4.	Insured’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card)
5.	If designated by Borrower above that seller was not the Insured and that seller was an individual, copy of seller’s ID (one of the following: driver’s license, passport, military ID, State ID card) , or if designated by Borrower above that seller was a trust, and the trustee was an individual, copy of trustee’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card), and if designated by Borrower above that seller was (1) a trust, a Trust Agreement, (2) a limited partnership, a limited partnership agreement, (3) a corporation, bylaws, or (4) an LLC, a limited liability company agreement or operating agreement
6.	What appears to be an original Policy or, if designated by Borrower above that original is lost, a duplicate copy of the Policy
7.	Beneficiary’s Consent to Change Beneficiary/Beneficiary Release of Policy

No.	Document
8.	Insured’s application for life insurance policy included with the Policy
9.	Change Forms that refer to the transfer of the Policy to the Current Policy Owner designated by Borrower above
10.	Change Forms that refer to the transfer of the Policy to Imperial Life Settlements, LLC
11.	Designees of Insured
12.	If the Borrower has designated above that Policy was issued as a result of a conversion of a prior existing Policy, a statement in the form of a confirming document or rider from the Issuing Insurance Company purporting to reflect such conversion and purporting to confirm that the contestability and suicide periods for such Policy have expired
13.	Policy Illustration, and unless such Policy is set forth on both Schedule I and Schedule III to the Securities Account Control and Custodial Agreement, such Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the date of receipt by the Securities Intermediary
14.	Annual Policy Statement
15.	W-9 for the Seller
16.	Social Security confirmation for Insured (any one of a SS card, Medicare card, Driver’s License, Accurint, LexisNexis or similar search or copy of a purported tax return or other documentation from the Social Security Administration showing the Social Security number)
17.	Unless such Policy is set forth on both Schedule I and Schedule X to the Securities Account Control and Custodial Agreement, Physician’s Statement
18.	Unless such Policy is set forth on both Schedule I and Schedule XI to the Securities Account Control and Custodial Agreement, Spousal Consent/Release

FORM OF CUSTODIAL PACKAGE INDEX FOR TERTIARY FILE

Dated:                     , 201__

TOP PORTION TO BE COMPLETED BY OR ON BEHALF OF BORROWER PRIOR TO DELIVERY TO CUSTODIAN

Insured Name –

Policy number –

Issuing Insurance Company –

Name of Current Policy Owner – [Wilmington Trust, N.A., as Securities Intermediary or other owner set forth on Schedule II to the Securities Account Control and Custodian Agreement]

Seller Name – [Insured/Not Insured] If Seller was not Insured, Seller was: [Individual/Trust/Limited Partnership/Corporation.]

Was Policy issued as a result of a conversion of a prior existing Policy? – [Yes/No.]

Is original Policy included, or has original been lost and a duplicate copy included? [Original/Duplicate]

No.	Document
1.	Purchase and Sale Agreement
2.	(i) Each of (a) Authorization for Disclosure of Protected Health Information and (b) Death Certificate Authorization or (ii) Special Irrevocable Durable Power of Attorney and Medical Records Release
3.	Life Settlement Contract
4.	Insured’s ID (one of the following: driver’s license, passport, military ID, State ID card)
5.	If designated by Borrower above that seller was not the Insured and that seller was an individual, copy of seller’s ID (one of the following: driver’s license, passport, military ID, State ID card) , or if designated by Borrower above that seller was a trust, and the trustee was an individual, copy of trustee’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card), and if designated by Borrower above that seller was (1) a trust, a Trust Agreement, (2) a limited partnership, a limited partnership agreement, (3) a corporation, bylaws, or (4) an LLC, a limited liability company agreement or operating agreement
6.	What appears to be an original Policy or, if designated by Borrower above that original is lost, a duplicate copy of the Policy
7.	Insured’s application for life insurance policy included with the Policy
8.	Change Forms that refer to the transfer of the Policy to the Current Policy Owner designated by Borrower above

No.	Document
9.	Change Forms that refer to the transfer of the Policy to OLIPP II, LLC
10.	Contacts For the Insured
11.	If the Borrower has designated above that Policy was issued as a result of a conversion of a prior existing Policy, a statement in the form of a confirming document or rider from the Issuing Insurance Company purporting to reflect such conversion and purporting to confirm that the contestability and suicide periods for such Policy have expired
12.	Policy Illustration, and unless such Policy is set forth on both Schedule I and Schedule III to the Securities Account Control and Custodial Agreement, such Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the date of receipt by the Securities Intermediary
13.	Annual Policy Statement
14.	W-9 for the Seller
15.	Social Security confirmation for Insured (any one of a SS card, Medicare, Driver’s License, Accurint, LexisNexis or similar search or copy of purported tax return or other documentation from the Social Security Administration showing the Social Security number)
16.	Unless such Policy is set forth on both Schedule I and Schedule V to the Securities Account Control and Custodial Agreement, Letter of Competency for Insured
17.	Unless such Policy is set forth on both Schedule I and Schedule VI to the Securities Account Control and Custodial Agreement, Spousal Consent/Release